UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 31, 2010

______________________________

NEW WORLD BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-91432	02-0401674
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10015 Aeronca Lane, McKinney, Texas 75071
(Address of principal executive offices)

972-346-9117
(Registrant’s telephone number, including area code)

340 West Fifth Avenue, Eugene, Oregon 97401

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS

Departure of Director and Officer

Effective August 31, 2010, Shehryar Wahid resigned from the positions as the Company’s Chief Financial Officer and as  a member  of the Company’s Board of Directors. Mr. Wahid’s separation has been memorialized by written agreement dated August 31, 2010, whereby the subject resignations were accepted by the Company and general mutual releases were exchanged for agreed consideration.

Item 9.01.	Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW WORLD BRANDS, INC.

By:	/s/ R. Steven Bell
	Name:	R. Steven Bell
	Title:	Chief Executive Officer

Date:   September 3, 2010